UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 23, 2007
__________________________

Electronic Clearing House, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-15245		93-0946274
(Commission File Number)		(IRS Employer Identification No.)
730 Paseo Camarillo, Camarillo, California 93010
(Address of Principal Executive Offices and zip code)

(805) 419-8700
(Registrant's telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2007, the Registrant amended the long-term incentive grants awarded during the fiscal year ended September 30, 2006 including those awarded to our named executive officers, namely Charles Harris, Chief Executive Officer, President and Chief Operating Officer, Alice Cheung, Chief Financial Officer and Treasurer, Sharat Shankar, Senior Vice President, and Jack Wilson, Senior Vice President.  The long-term incentive grants were awarded under the Registrant’s Amended and Restated 2003 Incentive Stock Option Plan.  The grants were amended solely to change the EBITDA performance target for fiscal years ending September 30, 2007 and September 30, 2008.  All other terms and conditions of the long-term incentive grants remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC CLEARING HOUSE, INC.
(Registrant)

	By:	\s\ Alice Cheung
Alice L. Cheung, Treasurer &
Chief Financial Officer

Dated: July 27, 2007